Exhibit 32.1

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT of 2002

In connection with the Quarterly Report of Intelligent Cloud Resources Inc. (the “Company”) on Form 10-K for the year ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), Fatima Khan, Chief Executive Officer of the Company, certifies , pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

1.	The Annual Report, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Annual Report, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 17, 2017

By:	/s/ Fatima Khan
Fatima Khan Chief Executive Officer
(Principal Executive Officer)